Exhibit 10.3(a)

June 1, 2014

AAA Capital Management Advisors, Ltd.

1300 Post Oak Blvd. #350

Houston, Texas 77056

Attention: Mr. Anthony Annunziato

Re:	Management Agreement Renewals

Dear Mr. Annunziato:

We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2015 and all other provisions of the Management Agreements will remain unchanged.

•	AAA Capital Energy Fund L.P.

•	AAA Capital Energy Fund L.P. II

•	AAA Master Fund LLC

•	Orion Futures Fund L.P.

•	Institutional Futures Portfolio L.P.

•	Global Futures Fund LTD.

•	AAA ARC Feeder Fund L.P.

•	MSMF Custom Solutions Fund L.P.

Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Mrs. Alice Lonero at the address above or fax to 212-296-6868. If you have any questions I can be reached at 212-296-1304.

Very truly yours,

CERES MANAGED FUTURES LLC

By:	/s/ Alice Lonero
Alice Lonero
Chief Financial Officer

AAA CAPITAL MANAGEMENT ADVISORS, LTD.

By:	/s/ Anthony Annunziato

Print Name:	Anthony A. Annunziato
AL/sr